Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA SERIES, INC.

(the “Corporation”)

Focused Large-Cap Growth Portfolio

(the “Portfolio”)

Supplement dated June 25, 2013

to the Prospectus dated May 14, 2013

as amended and supplemented to date

The Board of Directors of the Corporation has authorized the redemption of all Class Z shares of the Portfolio outstanding on August 26, 2013 (the “Redemption Date”), at the net asset value per share of Class Z shares determined on the Redemption Date. The Class Z shares of the Portfolio will then be terminated as soon as practicable following the Redemption Date.

Unless a shareholder, retirement plan sponsor or other intermediary provides instructions otherwise, Class Z shares of the Portfolio held on the Redemption Date in employer sponsored retirement plans or other retirement accounts will be exchanged for Class I shares of the SunAmerica Money Market Fund, a series of SunAmerica Money Market Funds, Inc., provided, however, that if such Class I shares are not an investment option in a particular retirement plan, the retirement plan’s Class Z shares held on the Redemption Date will be transferred into the retirement plan’s default investment option. Shareholders may obtain a copy of the prospectus of SunAmerica Money Market Fund by calling 800-858-8850 or by visiting www.safunds.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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